TODCO Monthly Rig Status Report as of June 1, 2007

					Contract (2)		Est. Duration (2)
	Rig Name	Rig Type	Status (1)	Customer	Type	Dayrate ($000s)	Days	Date	Comments

US Inland Barges
1	Rig 01	Conv - 2000 hp	Operating	Maritech Resources Inc.	four wells	Mid $30s	66	08/06/07
2	Rig 07	Posted - 2000 hp	Cold Stacked 03/02
3	Rig 09	Posted - 2000 hp, TD	Operating	Red Willow Offshore, LLC	term	High $60s	281	03/08/08
4	Rig 10	Posted - 2000 hp	Cold Stacked 03/02
5	Rig 11	Conv - 3000 hp, TD	Operating	Pel-Tex Oil Co., LLC	one well	Low $40s	29	06/30/07
6	Rig 15	Conv - 2000 hp	Operating	Swift Energy Company	term	Mid $30s	9	06/10/07
7	Rig 17	Posted - 3000 hp, TD	Operating	PPI Managed Risk, L.P.	one well	Mid $40s	33	07/04/07
8	Rig 19	Conv - 1000 hp	Operating	Swift Energy Company	term	Mid $30s	10	06/11/07
9	Rig 20	Conv - 1000 hp	Cold Stacked 09/03
10	Rig 21	Conv - 1500 hp	Cold Stacked 07/99
11	Rig 23	Conv - 1000 hp	Cold Stacked 03/02
12	Rig 27	Posted - 3000 hp, TD	Operating	ADTI	one well	High $50s	27	06/28/07
13	Rig 28	Conv - 3000 hp	Shipyard				33	07/04/07
14	Rig 29	Conv - 3000 hp, TD	Operating	Kriti Exploration, Inc.	one well	Mid $40s	18	06/19/07	Rig offhire 10 days May
15	Rig 30	Conv - 3000 hp	Cold Stacked 03/02
16	Rig 31	Conv - 3000 hp	Cold Stacked 03/02
17	Rig 32	Conv - 3000 hp	Cold Stacked 12/03
18	Rig 41	Posted - 3000 hp, TD	Operating	Castex Energy	term	Mid $40s	5	06/06/07
19	Rig 46	Posted - 3000 hp, TD	Operating	Dimension Energy Company, LLC	one well	High $40s	6	06/07/07	Rig offhire 7 days May
20	Rig 47	Posted - 3000 hp	Cold Stacked 02/98
21	Rig 48	Posted - 3000 hp, TD	Operating	Energy XXI Services, LLC	term	High $40s	90	08/30/07
22	Rig 49	Posted - 3000 hp, TD	Operating	Energy XXI Services, LLC	term	Mid $40s	79	08/19/07
23	Rig 52	Posted - 2000 hp, TD	Idle						Rig offhire 31 days May
24	Rig 55	Posted - 3000 hp, TD	Operating	Energy Partners, Limited	term	Low $40s	34	07/05/07
25	Rig 57	Posted - 2000 hp, TD	Idle						Rig offhire 31 days May
26	Rig 61	Posted - 3000 hp	Cold Stacked 02/98
27	Rig 64	Posted - 3000 hp, TD	Operating	Denbury Onshore LLC	term	Low $40s	39	07/10/07
						Average	43	days

TODCO Monthly Rig Status Report as of June 1, 2007

				Contract (2)		Est. Duration (2)
Rig Name	Rig Type	Status (1)	Customer	Type	Dayrate ($000s)	Days	Date	Comments

US Gulf of Mexico
1	THE 75	Submersible, TD	Operating	Hydro Gulf of Mexico, LLC	one well	Low $100s	6	06/07/07
				Phoenix Exploration Company	one well	Low $70s	75	08/21/07
2	THE 77	Submersible, TD	Operating	Plains Exploration & Production Co.	term	High $80s	48	07/19/07
3	THE 78	Submersible, TD	Operating	Energy Partners Limited	term	Mid $110s	14	06/15/07
4	THE 150	150' - ILC, TD	Operating	Hilcorp Energy	one well	Low $70s	5	06/06/07	Rig offhire 7 days May
5	THE 152	150' - MC, TD	Operating	ADTI	three wells	Low $60s	33	07/04/07	Rig offhire 12 days May
6	THE 153	150' - MC, TD	Operating	Energy Resource Technology	one well	Mid $50s	4	06/05/07	Rig offhire 11 days May
7	THE 155	150' - ILC	Cold Stacked 07/01
8	THE 191	160' - MS	Cold Stacked 08/01
9	THE 200	200' - MC, TD	Operating	Hunt Oil	three wells	Low $70s	90	08/30/07	Rig offhire 31 days May
10	THE 201	200' - MC, TD	Operating	Royal Production	two wells	Mid $70s	25	06/26/07	Rig offhire 8 days May
11	THE 202	200' - MC, TD	Operating	El Paso E&P Company L.P.	one well	Low $80s	3	06/04/07
12	THE 203	200' - MC, TD	Operating	Energy XXI Services, LLC	term	Low $70s	26	06/27/07
13	THE 204	200' - MC, TD	Operating	Apache Corp	term	Mid $110s	134	10/13/07
14	THE 207	200' - MC, TD	Operating	Medco Energy	three wells	Low $70s	32	07/03/07
15	THE 250	250' - MS, TD	Shipyard				10	06/11/07	Rig offhire 30 days May
			Operating	LLOG	one well	Low $70s	30	07/11/07
16	THE 251	250' - MS, TD	Operating	ADTI	one well	Low $70s	22	06/23/07
17	THE 252	250' - MS, TD	Operating	Arena Offshore	term	Mid $80s	57	07/28/07
18	THE 253	250' - MS, TD	Operating	Medco Energy	two wells	Low $80s	24	06/25/07
19	THE 254	250' - MS	Cold Stacked 07/01
20	THE 255	250' - MS	Cold Stacked 07/01
21	THE 256	250' - MS, TD	Cold Stacked 03/99
						Average	39	days
Land Rigs - Texas
1	Rig #26	750 hp	Idle
2	Rig #27	900 hp	Idle

TODCO Monthly Rig Status Report as of June 1, 2007

				Contract (2)		Est. Duration (2)
Rig Name	Rig Type	Status (1)	Customer	Type	Dayrate ($000s)	Days	Date	Comments

Mexico
1	THE 205	200' - MC, TD	Shipyard						Repairs complete in September
			Operating	PEMEX	term		730		Dayrate adjusts quarterly to published GOM index for 200' Mat Cantilever + $20,000
2	THE 206	200' - MC, TD	Operating	PEMEX	term	Mid $60s	23	06/24/07
					term	Low $110s	730	06/23/09
3	Platform 3	Platform, TD	Operating	PEMEX	term	High $20s	332	04/28/08
						Average	605	Days
Angola
1	THE 185	120' - ILC, TD	Operating	Angola Drilling Company Ltd	term	High $50s	79	08/19/07
					term	Mid $120s	365	08/18/08
						Average	444	days
Brazil
1	THE 156	150' - ILC, TD	Operating	El Paso Oleo E Gas Do Brasil Ltda	two wells	Mid $70s	89	08/29/07
						Average	89	days
Malaysia
1	THE 208	200' - MC	Reactivating	Murphy	term	Low $110s	1,095
						Average	1,095	days
Trinidad
1	THE 110	100' - MC, TD	Operating	Trinmar	term	Low $50s	322	04/18/08
2	Cliffs #36	2000 hp, TD	Operating	Talisman Trinidad	one well	Low $30s	32	07/03/07
						Average	177	days
Venezuela
1	Cliffs #37	2000 hp, TDr	Operating	PDVSA	term	Mid $30s	318	04/14/08	Execution of 1 year term contract pending
2	Cliffs #40	2000 hp, TD	Operating	PDVSA	term	Mid $30s	311	04/07/08	Execution of 1 year term contract pending
3	Cliffs #42	2000 hp, TD	Operating	PDVSA	term	Mid $30s	297	03/24/08	Execution of 1 year term contract pending
4	Cliffs #43	2000 hp, TDr	Operating	PDVSA	term	Mid $30s	315	04/11/08	Execution of 1 year term contract pending
5	Cliffs #54	3000 hp, TD	Operating	PDVSA	one well	High $30s	141	10/20/07	Execution of 1 well term contract pending
6	Cliffs #55	3000 hp, TD	Operating	PDVSA	one well	High $30s	176	11/24/07	Execution of 1 well term contract pending
						Average	260	days

(1)
Rigs described as "operating" are under contract while rigs described as "idle" are not under contract but generally are ready for service. Rigs described as "cold stacked" are not actively marketed, normally require the hiring of an entire crew and require a maintenance review and refurbishment before they can function as a drilling rig.

(2)
Contract dayrates shown in the table above are contract operating dayrates. These rates do not include lump sum amounts reimbursable from the client for mobilization costs or bonuses that are considered revenue under generally accepted accounting principles. Estimated contract duration is an estimate based on current belief by our customer as to the remaining days to complete the project.

Forward-looking Statement:
The information in this report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include comments pertaining to estimated contract duration and dayrates. Such statements are subject to risks, uncertainites and assumptions, including but not limited to early termination by the customer pursuant to the contract or otherwise, cancellation or completion of certain contracts or projects earlier than expected, operating hazards and other factors described in TODCO's Annual Report on Form 10-K filed on February 28, 2006 and other filings with the Securities and Exchange Commission (SEC), which are available free of charge on the SECs website at www.sec.gov. TODCO cautions you that forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements.

Changes from last report are highlit